UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2010

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27824	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On November 1, 2010, we, SPAR Group, Inc. ("we" or the "Registrant"), issued a press release (the "Release") reporting our net income and revenue for our  third fiscal quarter that ended on September 30, 2010 (our "2010 3rd Quarter").

A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1, and is hereby incorporated herein by reference.

Item 8.01.                      Other Events.

In the Release, we also announced that we expected to file our Quarterly Report on Form 10-Q for our 2010 3rd Quarter with the Securities and Exchange Commission (the "SEC") on or before November 16, 2010 (although we now plan to file on or before November 15, 2010), and to hold a public conference call for our shareholders and others during that week, during which management will discuss our financial results for that fiscal quarter.  We plan to issue a press release announcing the date, time and dial-in information for any such call when finalized.

Information Not "Filed"

The information in Items 2.02 and 8.01 of this Report and the Release attached as Exhibit 99.1, and any information that may be conveyed in such conference call, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section.  Such information shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report and the attached Release, and any statements that may be made in such conference call, include "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including (without limitation) any statements relating to expected business, prospective customers or markets, trends, acquisitions, strategies and updates.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Registrant's actual achievements, business, performance, prospects and results, whether expressed or implied by such forward-looking statements, to fail to occur or be realized or to be less than expected. Such forward-looking statements generally are based upon the Registrant's plans, intentions and best estimates of the Registrant's current and accounts, assets, business, cash flow, credit, expenses, financial condition, growth, income, liabilities, operations, prospects, reputation, taxation or other results or condition (collectively, the Registrant's "Condition and Results"). Forward-looking statements may be identified by the use of forward-looking terminology such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or the negative of those words.

You should carefully review and consider all forward-looking and other information contained in this Report and the Registrant's annual and quarterly reports and other filings with the SEC (and available at sparinc.com), including (without limitation) the risk factors and other cautionary statements contained in such annual and quarterly reports.  All forward-looking and other statements attributable to the Registrant or persons acting on its behalf are expressly qualified by all such risk factors and other cautionary statements, which could cause the Registrant's actual Condition and Results to differ materially from those estimated or desired and included in the Registrant's forward-looking statements or other information.  Although the Registrant believes that its plans, intentions and estimates reflected or implied in such forward-looking statements are reasonable, the Registrant cannot assure that such plans, intentions or expectations will be achieved in whole or in part, that it has identified all potential risks or that it can successfully avoid or mitigate such risks in whole or in part.

You should not place undue reliance on the Registrant's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Registrant's forward-looking statements are based on the information currently available to it and speak only as of the date on the cover of this Annual Report. New risks and uncertainties arise from time to time, and it is impossible for the Registrant to predict these matters or how they may arise or affect the Registrant.  Over time, the Registrant's actual business, income, growth or other Condition and Results will likely differ from our estimated or desired Condition and Results that are expressed or implied by the Registrant's forward-looking statements, and such difference might be significant and materially and adversely affect the Registrant, its business, income, growth or other Condition and Results or the value of your investment in the Registrant's Common Stock.

The Registrant does not intend or promise, and the Registrant expressly disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as and to the extent required by applicable law.

Item 9.01.                         Financial Statements and Exhibits.

(a)           Exhibits:

99.1	Press Release of the Registrant dated November 1, 2010, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: November 5, 2010

By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated November 1, 2010, as attached hereto.